Exhibit 99.1

NEWS RELEASE One Campus Martius • Detroit, Michigan 48226 (313) 227-7300

For Immediate Release
October 24, 2013

Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results

•	Total revenue of $24.5 million up 19% year-over-year
•	Subscription revenue of $16.2 million up 19% year-over-year
•	Successfully completed initial public offering on September 26 for net proceeds of $68.4 million

DETROIT -- October 24, 2013 -- Covisint Corporation (Nasdaq: COVS), provider of a leading cloud engagement platform, today announced financial results for the second quarter of its fiscal 2014 ended September 30, 2013.

“Following our successful initial public offering last month, Covisint is reporting strong results for the second quarter of 2014. Q2 featured a 19% increase in total revenue and 19% increase in subscription revenue,” said David McGuffie, President and CEO of Covisint. “Our revenue growth was driven by both the acquisition of new customers and expansions at existing customers, as we see continued demand for the Covisint platform to secure and enable new external business initiatives.”

Second Quarter 2014 Financial Highlights

Revenues: Revenues for the second quarter increased by 19% year-over-year to $24.5 million. Revenue in the subscription and support segment increased 19% year-over-year to $16.2 million. Revenue in the services segment increased 20% year-over-year to $8.3 million.

Gross Profit: During the second quarter, GAAP gross profit increased by 10% to $10.4 million compared to $9.4 million in the same quarter last year. GAAP gross margin was 42% for the second quarter of 2014 compared to 46% in the same quarter last year.

Non-GAAP gross profit for the second quarter of 2014 increased by 20% to $12.6 million compared to $10.6 million in the same quarter last year. Non-GAAP gross margin was 52% for the second quarter of 2014 compared to 51% in the same quarter last year.

Earnings: In the second quarter, GAAP diluted earnings per share were $(0.42) compared to $(0.08) in Q2 last year. Non-GAAP diluted EPS was $(0.08) compared to $(0.15) in Q2 last year.

Second Quarter Fiscal 2014 Business Highlights

In Q2, Covisint:

•	released a study conducted by Porter Research and sponsored by Covisint that revealed the deep and industry-wide changes dramatically impacting healthcare. The study, titled Healthcare Industry Reaches Tipping Point: CIOs Now Demand the Cloud for Shared Savings and Interoperability, noted the growing importance of and confidence in the cloud to healthcare's C-levels and care delivery professionals.

•	announced the pricing of its initial public offering, selling 7.36 million shares of its common stock, representing approximately 19.7% of its issued and outstanding shares.

•	announced that Kansas City-based Saint Luke's Health System is now using Covisint to help Saint Luke's achieve its patient-centered medical home (PCMH) designation. The cloud engagement platform from Covisint is helping Saint Luke's improve care delivery by establishing key population metrics.

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

•	continued to introduce enhancements to its platform, including new self-administration tools, mobile alerting and experience extensions, and increased contextualization and personalization elements; additionally, the company is increasing its advanced analytics capabilities for Covisint healthcare, along with a new reporting engine and visualization tooling.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Covisint monitors non-GAAP measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude the impact of stock award compensation expense; the amortization of intangible assets and amounts incurred for capitalized internal software costs.

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods with other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

Conference Call and Webcast Information

Covisint management will hold a conference call at 4:45 ET today to discuss these results. The U.S. toll free dial-in for the conference call is 1.800.700.7860 and the international dial-in number is 1.612.332.0228. No passcode is required. A live webcast of the conference call will also be available on the investor relations page of the company's website at investors.covisint.com. A conference call presentation is also available on the site.

For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on October 24, 2013, through October 31, 2013. The U.S. toll-free replay dial-in number is 1.800.475.6701 and the international replay dial-in number is 1.320.365.3844. The replay passcode is 305577.

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

About Covisint

Covisint provides a leading cloud engagement platform for creating and enabling new mission-critical external business processes. Our solutions enable organizations to connect, engage, and collaborate with the critical external audiences that define their success--including customers, business partners and suppliers. Covisint allows its clients to establish a secure, reliable, integrated presence in the cloud, and it provides the kind of engaging information experiences that people everywhere have come to expect. Learn more at www.covisint.com.

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Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint’s solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint’s disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint’s reports filed with the SEC.

###

Media Contact
Doug Kuiper, 313.227.2764
Investor Relations Contact
866.319.7659, investors@covisint.com

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONSDENSED AND CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash	$1,067	$-
Offering proceeds receivable	68,448	-
Accounts receivable, net	22,378	15,607
Deferred tax asset, net	1,569	1,933
Other current assets	5,695	5,660
Total current assets	99,157	23,200

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	2,906	2,613

CAPITALIZED SOFTWARE AND OTHER INTANGIBLES ASSETS, NET	24,294	21,420

OTHER:
Goodwill	25,385	25,385
Deferred costs	8,469	11,165
Deferred tax asset, net	146	-
Other assets	941	1,260
Total other assets	34,941	37,810

TOTAL ASSETS	$161,298	$85,043

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$4,176	$2,080
Accrued commissions	1,727	1,369
Deferred revenue	15,982	16,184
Accrued expenses	2,828	2,777
Due to parent and affiliates	10,904	-
Total current liabilities	35,617	22,410

DEFERRED REVENUE	15,521	20,906

ACCRUED EXPENSES	17	192

DEFERRED TAX LIABILITY, NET	2,982	4,717
Total liabilities	54,137	48,225

SHAREHOLDERS' EQUITY:
Common stock	-	-
Parent company's net investment	-	36,818
Additional paid-in capital	127,849	-
Retained deficit	(20,705)	-
Accumulated other comprehensive income (loss)	17	-
Total shareholders' equity	107,161	36,818

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$161,298	$85,043

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2013	2012	2013	2012
REVENUE	$24,525	$20,606	$48,626	$41,219
COST OF REVENUE	14,126	11,171	27,436	21,849
GROSS PROFIT	10,399	9,435	21,190	19,370
	42%	46%
OPERATING EXPENSES:
Research and development	3,244	244	5,829	418
Sales and marketing	10,787	6,482	18,126	11,994
Administrative and general	9,080	4,964	14,614	9,080
Total operating expenses	23,111	11,690	38,569	21,492

INCOME (LOSS) BEFORE INCOME TAX PROVISION	(12,712)	(2,255)	(17,379)	(2,122)

INCOME TAX PROVISION	34	55	37	57

NET INCOME (LOSS)	$(12,746)	$(2,310)	$(17,416)	$(2,179)

DILUTED EPS COMPUTATION
Numerator: Net income	$(12,746)	$(2,310)	$(17,416)	$(2,179)
Denominator:
Weighted-average common shares outstanding	30,403	30,003	30,204	30,003
Dilutive effect of stock awards	-	-	-	-
Total shares	30,403	30,003	30,204	30,003
Diluted EPS	$(0.42)	$(0.08)	$(0.58)	$(0.07)

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
NON-GAAP CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2013	2012	2013	2012
REVENUE	$24,525	$20,606	$48,626	$41,219
COST OF REVENUE	11,876	10,026	23,533	19,633
GROSS PROFIT	12,649	10,580	25,093	21,586
	52%	51%
OPERATING EXPENSES:
Research and development	4,189	4,191	8,679	8,019
Sales and marketing	6,721	6,348	13,934	11,744
Administrative and general	4,073	4,599	9,200	8,397
Total operating expenses	14,983	15,138	31,813	28,160

INCOME (LOSS) BEFORE INCOME TAX PROVISION	(2,334)	(4,558)	(6,720)	(6,574)

INCOME TAX PROVISION	34	55	37	57

NET INCOME (LOSS)	$(2,368)	$(4,613)	$(6,757)	$(6,631)

DILUTED EPS COMPUTATION
Numerator: Net income	$(2,368)	$(4,613)	$(6,757)	$(6,631)
Denominator:
Weighted-average common shares outstanding	30,403	30,003	30,204	30,003
Dilutive effect of stock awards	-	-	-	-
Total shares	30,403	30,003	30,204	30,003
Diluted EPS	$(0.08)	$(0.15)	$(0.22)	$(0.22)

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Gross profit	$10,399	$9,435	$21,190	$19,370
Gross margin	42%	46%	44%	47%
Adjustments:
Stock compensation expense - cost of revenue	593	1	598	1
% of total revenue	2%	-%	1%	-%
Cost of revenue - amortization of capitalized software	1,657	1,144	3,305	2,215
% of total revenue	7%	6%	7%	5%

Adjusted gross profit	$12,649	$10,580	$25,093	$21,586
Adjusted gross margin	52%	51%	52%	52%

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Cost of revenue	14,126	11,171	27,436	21,849
Adjustments:
Stock compensation expense	593	1	598	1
Cost of revenue - amortization of capitalized software	1,657	1,144	3,305	2,215

Cost of revenue, non-GAAP	11,876	10,026	23,533	19,633

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Research and development	3,244	244	5,829	418
Adjustments:
Capitalized internal software costs	(1,396)	(3,947)	(3,348)	(7,601)
Stock compensation expense	451	0	498	-

Research and development, non-GAAP	4,189	4,191	8,679	8,019

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Sales and marketing	10,787	6,482	18,126	11,994
Adjustments:
Stock compensation expense	3,988	43	4,036	68
Amortization of customer relationship agreements	78	91	156	182

Sales and marketing, non-GAAP	6,721	6,348	13,934	11,744

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Administrative and general	9,080	4,964	14,614	9,080
Adjustments:
Stock compensation expense	4,988	343	5,374	640
Amortization of trademarks	19	22	40	43

Administrative and general, non-GAAP	4,073	4,599	9,200	8,397

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Net income (loss)	(12,746)	(2,310)	(17,416)	(2,179)
Adjustments:
Capitalized internal software costs	(1,396)	(3,947)	(3,348)	(7,601)
Stock compensation expense	10,020	387	10,506	709
Amortization of intangibles	1,754	1,257	3,501	2,440

Net income (loss), non-GAAP	(2,368)	(4,613)	(6,757)	(6,631)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012
Diluted EPS	(0.42)	(0.08)	(0.58)	(0.07)
Adjustments:
Capitalized internal software costs	(0.05)	(0.13)	(0.11)	(0.25)
Stock compensation expense	0.33	0.01	0.35	0.02
Amortization of intangibles	0.06	0.04	0.12	0.08

Diluted EPS, non-GAAP	(0.08)	(0.15)	(0.22)	(0.22)

 Covisint Corporation Announces Second Quarter Fiscal 2014 Earnings Results
October 24, 2013

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONSDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2013	2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)	$(17,416)	$(2,179)
Adjustments to reconcile net income (loss) to cash provided by operations:
Depreciation and amortization	4,203	3,040
Deferred income taxes	34	(489)
Stock award compensation	10,506	709
Other	-	60
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	3,066	5,173
Other assets	1,246	1,656
Accounts payable and accrued expenses	(211)	(336)
Deferred revenue	(3,729)	(4,974)
Net cash provided by operating activities	(2,301)	2,660

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(475)	(282)
Capitalized software	(3,348)	(7,601)
Net cash used in investing activities	(3,823)	(7,883)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Net investment from parent company	-	5,223
Cash payments from parent company	43,127	-
Cash payments to parent company	(36,334)	-
Initial public offering costs	(608)	-
Net cash used in financing activities	6,185	5,223

EFFECT OF EXCHANGE RATE CHANGES ON CASH	40	-

NET CHANGE IN CASH AND CASH EQUIVALENTS	101	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	966	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,067	$-